Exhibit 10.15


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN ANY MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                              SYMBOLLON CORPORATION

     Redeemable Warrant for the Purchase of Shares of Class A Common Stock,
                            par value $.001 per share

                     This Warrant Expires on August 10, 2003


No.                                                                     Shares


         This is to verify that, FOR VALUE  RECEIVED,                 ,  with an
address at                                                , telephone no.
       , or its registered permitted assigns (hereinafter referred to as the "Holder") is entitled to purchase, subject to the terms and conditions hereof, from Symbollon Corporation, a Delaware corporation (the "Company"),
( ) shares of the Class A Common Stock of the Company, par value $.001 per share (the "Common Stock"), at any time from August 10, 1999 (the "Initial Date") and ending (except as otherwise provided in paragraph 5(b) hereof) at 5:00 p.m. Eastern Standard Time on August 10, 2003 (the "Termination Date"), at an exercise price per share of $3.00 until the first anniversary of the Initial Date (the "First Year"), $4.00 from the first anniversary of the Initial Date until the second anniversary of the Initial Date (the "Second Year"), $5.00 from the second anniversary of the Initial Date until the third anniversary of the Initial Date (the "Third Year") and $6.00 thereafter, as the same may hereafter be adjusted in accordance with the terms hereof (as the same may be adjusted, the "Exercise Price"). The number of shares of Common Stock purchasable upon exercise of this Warrant (the "Warrant") shall be subject to adjustment from time to time upon the occurrence of certain events as set forth below. The shares of Common Stock issuable or issued upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to hereinafter as "Exercise Shares."

         This Warrant is one of the warrants (collectively, including any warrants issued upon the exercise or transfer of any such warrants in whole or in part, the "Warrants") issued pursuant to an offering (the "Offering") by the Company of Units, each consisting of one share of Common Stock and one Warrant for one share of Common Stock, pursuant to a Confidential Private Placement Memorandum, dated May 3, 1999, as it may be amended or supplemented. As used herein the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

         1.       Exercise of Warrant; Issuance of Exercise Shares.

                  (a) Exercise of Warrants. This Warrant may be exercised in whole at any time or in part from time to time on or after the Initial Date until and including the Termination Date, upon surrender of this Warrant on any Business Day, as hereinafter defined, to the Company at its principal office, presently located at the address of the Company set forth in Section 10 hereof (or such other principal office of the Company, if any, as shall theretofore have been designated by the Company by written notice to the Holder), together with: (i) a completed and duly executed Notice of Warrant Exercise in the form set forth in Exhibit A hereto and made a part hereof (an "Exercise Notice");
(ii) payment in full of the Exercise Price for the number of Exercise Shares set forth in the Exercise Notice, in lawful money of the United States of America, by certified check or bank cashier's check made payable to the order of the Company, or by wire transfer of immediately available funds to an account designated by the Company; and (iii) such other instruments or agreements duly signed by the Holder as may, in the Company's discretion, be reasonably necessary or advisable in order that the issuance of such Exercise Shares comply with applicable rules and regulations under any applicable federal or state securities laws or any requirement of any national securities exchange, association or quotation system on which Common Stock may be traded (collectively, "Related Instruments"). For purposes of this Warrant, the term "Business Day" shall be understood to mean any day upon which commercial banks in Middlesex County, Massachusetts are not required or authorized by law to be closed. Upon such surrender of this Warrant and related Exercise Notice (and any Related Instruments, if required) and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full shares of Common Stock comprising the applicable number of Exercise Shares so purchased upon the exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of the Exercise Shares represented thereby, as of the date of surrender of this Warrant (accompanied by the related Exercise Notice and Related Instruments, if any) and payment in full of the Exercise Price, as aforesaid, notwithstanding that the certificates representing such Exercise Shares shall not actually have been delivered or that the transfer shall not have been reflected on the stock transfer books of the Company. Upon any partial exercise of this Warrant, the Company shall issue to the Holder a new Warrant in respect of the Exercise Shares as to which this Warrant has not been exercised. This Warrant and all rights hereunder shall expire on the Termination Date and shall be wholly null and void to the extent this Warrant is not exercised prior to 5:00 p.m. Eastern Standard Time on the Termination Date.

                  (b) Exercise Shares Fully Paid and Non-Assessable. The Company agrees and covenants that all Exercise Shares issuable upon the due exercise of this Warrant will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and free and clear of all taxes with respect to the issuance thereof (other than taxes which, pursuant to Section 2 hereof, the Company shall not be obligated to pay) and any liens, charges and security interests created by the Company.

                  (c) Reservation of Exercise Shares. The Company agrees and covenants that at all times prior to the Termination Date it will have authorized, and hold in reserve, a number of authorized but unissued shares of Common Stock as shall from time to time be sufficient to permit the issuance of all Exercise Shares issuable upon the full exercise of this Warrant.

         2. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Exercise Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance of this Warrant or in respect of any certificates for Exercise Shares issued pursuant hereto in a name other than that of the Holder upon the exercise of this Warrant, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not required to be paid.

         3. Limited Rights of Holder. The Holder shall not, by virtue of anything contained in this Warrant or otherwise (except upon exercise of this Warrant, with respect to the Exercise Shares purchased thereby), be entitled to any right whatsoever, either in law or equity, of a stockholder of the Company, including without limitation, the right to receive dividends or to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders or the election of directors of the Company or any other matter.

         4. Registration of Transfers and Exchanges. This Warrant shall be transferable, subject to the provisions of Section 8 hereof, upon the books of the Company to be maintained by it for that purpose, upon surrender of this Warrant to the Company at its principal office accompanied by a written instrument or instruments of transfer in the form of Exhibit B hereto or in such other form as may be satisfactory to the Company and duly executed by the Holder or by the duly appointed legal representative thereof or by a duly authorized attorney and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Company in its discretion. Upon any such registration of transfer, a new Warrant shall (subject to Section 2 hereof) be issued to the transferee named in such instrument of transfer, and the surrendered Warrant shall be cancelled by the Company.

         5. Adjustment of Warrant. The Exercise Price and the number and kind of securities issuable upon exercise of this Warrant shall be subject to adjustment from time to time as set forth below:

                  (a) Dividends,  Subdivisions or  Combinations.  If the Company
shall at any time (i) pay a dividend or make a distribution on the Common Stock in shares of its Common Stock, (ii) subdivide its outstanding Common Stock, or
(iii) combine its outstanding Common Stock into a smaller number of shares, the number of shares of Common Stock which may be purchased upon exercise of this Warrant thereafter shall be adjusted so that the number of shares thereafter purchasable upon exercise of this Warrant shall be equal to the number of shares which the Holder would have been entitled to receive after the happening of such event had this Warrant been exercised immediately prior to such event. Any adjustment made pursuant to this Paragraph 5(a) shall become effective retroactively to the relevant record date in the case of a dividend and shall become effective on the relevant effective date, in the case of any subdivision or combination. No adjustment hereunder shall be made in respect of any cash dividends.

                  (b) Reclassifications, Reorganizations and other Transactions. In case of any reclassification, capital reorganization or other change of outstanding Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary of the Company in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding Common Stock of the class issuable upon exercise of this Warrant), or in case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, cause such successor or purchasing corporation, as the case may be (or, if the Company is not the surviving or acquiring entity, shall use its reasonable efforts to negotiate to cause such successor or acquiring corporation), to execute with the Holder an agreement granting the Holder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which the Holder would have owned or would have been entitled to receive after the happening of such reclassification, capital reorganization, change, consolidation, merger, sale, lease, transfer or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. As to any consolidation or merger, or any conveyance or transfer of the assets and properties of the Company substantially as an entirety, in which the Company shall not be the surviving or acquiring party and in connection with which the Company, despite its reasonable efforts to do so, is unable to negotiate the assumption of the obligations represented by this Warrant by the surviving or acquiring entity, or any transaction pursuant to which the Company shall have disposed of substantially all of its assets, or any transaction constituting the voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall expire at the close of business on the later of the dates specified in the notice of such transaction delivered by the Company to the Holder pursuant to Section 6 hereof as the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon the consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. If this Warrant has not been exercised in such cases on or prior to such aforesaid date, it shall, anything herein to the contrary notwithstanding, become void and all rights under this Warrant shall cease.

                  (c) Corresponding Exercise Price Adjustments. After any adjustment of the number or kind of shares or other securities or property issuable upon exercise of this Warrant pursuant to the provisions of this
Section 5, the Exercise Price shall also be adjusted so that the aggregate Exercise Price thereafter payable upon exercise of this Warrant shall be equal to the aggregate Exercise Price which would have been payable upon exercise of this Warrant immediately prior to such adjustment for the purchase of the number or kind of shares or other securities or other property issuable upon exercise of this Warrant.

                  (d) Adjustment Limitations. No adjustment in the number of Exercise Shares issuable upon exercise of this Warrant, or of the Exercise Price, shall be required to be made unless such adjustment would require an increase or decrease of at least five percent (5%); provided, however, that any adjustments which by reason of this Paragraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or one-one hundredth of a share, as the case may be, but in no event shall the Company be obligated to issue fractional shares upon exercise of this Warrant or to make any cash payment in lieu thereof, and any fractional shares issuable upon the exercise hereof shall be rounded down to the immediately prior whole share.

                  (e) Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Exercise Shares, and this Warrant, and any warrant thereafter issued in substitution for this Warrant, may continue to express the same Exercise Price and number and kind of Exercise Shares as are stated in this Warrant, as initially issued.

                  6. Rights of Holder. Without limiting anything contained elsewhere herein, in case at any time:

                      (a) The Company shall declare any dividend upon its Common Stock payable otherwise than in Common Stock of the Company; or

                      (b) The Company shall offer for subscription to all of the holders of its Common Stock any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto; or

                      (c) There shall be any capital reorganization or reclassification of the capital stock of the Company, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation, other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of this Warrant other than a change in par value (or from par value to no par value or from no par value to par value); or

                      (d) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of said cases, the Company shall cause to be mailed to the Holder, at the earliest practicable time (and, in any event, not less than 10 days before any record date or other date set for definitive action), written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, subscription, reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of this Warrant. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be. Notwithstanding anything in this Section 6 to the contrary, however, it is agreed that the failure of the Company to give any such notice of a corporate action shall not invalidate such corporate action.

         7. Registration Rights. Certain registration rights covering the Exercise Shares are set forth in Article IV of the Subscription Agreement dated August 10, 1999 between the Company and the Holder.

         8. Restrictions on Transferability - Restrictive Legend. Neither this Warrant nor any of the Exercise Shares (nor any interest herein or therein) shall be sold, assigned, pledged, encumbered, or otherwise transferred or disposed of except in accordance with the provisions of this Section:

                  (a) Restrictions on Transfer; Indemnification. Neither this Warrant nor any Exercise Shares may be offered for sale or sold, or otherwise transferred or disposed of, in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), unless (i) such security has been registered for sale under the Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the Act and the registration or qualification requirements of all such state securities laws are available and the Company shall have received an opinion of counsel satisfactory to the Company that the proposed sale or other transfer or disposition of such securities may be effected without registration under the Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale. The Holder agrees to indemnify and hold harmless the Company against any loss, damage, claim or liability (including, without limitation, any legal costs or expenses incurred by the Company) arising from the sale, transfer or other disposition of this Warrant or any Exercise Shares held by the Holder, or any interest therein, in violation of the provisions of this Section 8.

                  (b) Restrictive Legends. Unless and until otherwise permitted by this Section 8, this Warrant, each warrant issued to the Holder pursuant hereto or to any transferee or assignee of this Warrant, and each certificate representing Exercise Shares issued upon exercise of this Warrant or any warrant issued to the Holder pursuant hereto or to any transferee or assignee of this Warrant, or to any transferee of the person to whom any Exercise Shares are issued, shall bear a legend setting forth the requirements of Paragraph (a) of this Section 8, together with such other legend or legends as may otherwise be deemed necessary or appropriate by counsel to the Company.

                  (c) Notice of Proposed Transfers. Prior to any transfer, offer to transfer or attempted transfer of this Warrant or any Exercise Shares, the holder of such security shall give written notice to the Company of such holder's intention to effect such transfer. Each such notice (i) shall describe the manner and circumstances of the proposed transfer in reasonable detail, and shall contain an undertaking by the person giving such notice to furnish such other information as may be required, to enable counsel to the Company to make the determinations referred to below, and (ii) shall designate the counsel for the person giving such notice, such counsel to be reasonably satisfactory to the Company. The person giving such notice shall submit a copy thereof to the counsel designated in such notice, and the following provisions shall apply:

                           (i)      If, in the opinion of counsel to the
Company,  the  proposed  transfer of this
Warrant or Exercise Shares, as appropriate, may be effected without registration of such security under the Act or under any applicable state law, the Company shall, as promptly as practicable, so notify the holder of such security and such holder shall thereupon be entitled to transfer such security in accordance with the terms of the notice delivered by such holder to the Company. Each certificate evidencing the securities thus to be transferred (and each certificate evidencing any untransferred balance of the securities evidenced by such certificate) shall bear the restrictive legends referred to in Paragraph
(b) of this Section 8, unless in the opinion of counsel to the Company such legends are not required in order to ensure compliance with the Act.

                           (ii)     If, in the  opinion  of  counsel  to the
Company,  the  proposed  transfer  of
securities may not be effected without registration under the Act or under any applicable state law, the Company shall, as promptly as practicable, so notify the holder thereof. However, except as referenced in Section 7 hereof, the

Company shall have no obligation to register such securities under the Act.

                  The holder of the securities giving the notice under this Paragraph (c) shall not be entitled to transfer any of the securities that are the subject to such notice until receipt of notice from the Company under subparagraph (i) of this Paragraph (c) or registration of such securities under the Act, and under any applicable state law, has become effective.

                  (d) Removal of Legend. The Company shall, at the request of any registered holder of this Warrant or any Exercise Share issued upon the exercise hereof, exchange the certificate representing such security for a certificate representing the same security not bearing the restrictive legends required by Paragraph (b) of this Section 8 if, in the opinion of counsel to the Company, such restrictive legends are no longer necessary.

         9. Redemption of the Warrants.

                  (a) Redemption Right. On a date (the "Redemption Date") not less than fifteen (15) days from the date notice (the "Notice of Redemption") is given to the Holder, this Warrant may be redeemed, at the option of the Company, at a redemption price of $.01 per Warrant (the "Redemption Price"), in the event that during a period ending within thirty (30) days prior to the date on which the Notice of Redemption is given, (i) (x) if the Common Stock is quoted on Nasdaq, the average closing bid price or (y) if the Common Stock is listed on any national securities exchange, the average last reported sales price on the primary exchange on which the Common Stock is traded, over twenty (20) successive trading days is equal to or greater than: $5.00 during the First Year, $6.00 during the Second Year, $7.00 during the Third Year and $8.00 thereafter; or (ii) if the Common Stock is neither quoted on the Nasdaq Market nor listed on any national securities exchange, the average closing bid price of the Common Stock as reported in the over-the-counter market in the so-called "pink sheets" or the "OTC Bulletin Board Service", over twenty (20) successive trading days is equal to or greater than: $6.00 during the First Year, $7.00 during the Second Year, $8.00 during the Third Year and $9.00 thereafter (the "Target Price"), subject to adjustment as set forth in Paragraph 9(e) below. The date fixed for redemption of this Warrant is referred to herein as the "Redemption Date".

                  (b)  Notice  of  Redemption.  If the  conditions  set forth in
Section 9(a) are met, and the Company desires to exercise its right to redeem this Warrant, the Company shall mail the Notice of Redemption to the Holder, first class, postage prepaid, at his address set forth on the first page hereof (or such other address of the Holder, if any, as shall theretofore have been designated by the Holder by written notice to the Company). Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given on the date mailed by the Company whether or not the Holder receives such notice. The Notice of Redemption shall specify (i) the Redemption Price, (ii) the Redemption Date, (iii) the place where the Warrant certificate shall be delivered and the Redemption Price paid and (iv) that the right to exercise this Warrant shall terminate at 5:00 p.m. Eastern Standard Time on the Business Day immediately preceding the Redemption Date. An affidavit of the Company's

Secretary or Assistant Secretary that the Notice of Redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                  (c) Right to Exercise Warrant. Any right to exercise this Warrant shall terminate at 5:00 p.m. Eastern Standard Time on the Business Day immediately preceding the Redemption Date. On and after the Redemption Date, the Holder shall have no further rights except to receive, upon surrender of this Warrant, the Redemption Price.

                  (d) Certificate Surrender; Payment of Redemption Price. From and after the Redemption Price, the Company shall at the place specified in the Notice of Redemption, upon presentation and surrender to the Company by or on behalf of the Holder thereof of the Warrant certificate, deliver or cause to be delivered to or upon the written order of the Holder a sum in cash equal to the Redemption Price of this Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem this Warrant, this Warrant shall expire and become void and all rights hereunder and under the Warrant certificate, except the right to receive payment of the Redemption Price, shall cease.

                  (e) Target Price Adjustment. If the Exercise Price is adjusted pursuant to Section 5 hereof, then the Target Price shall be correspondingly adjusted so that there shall remain a $2.00 (or $3.00 in the case that the Common Stock is then reported in the over-the-counter market in the so-called "pink sheets" or the "OTC Bulletin Board Service") spread between the Target Price and the Exercise Price.

         10. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed to have been (a) when received, if delivered in person; (b) when sent, if sent by electronically confirmed facsimile transmission; or (c) five Business (5) Days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt request, in any such case as to the following addresses or facsimile transmission numbers:

                        If to the Company, to:

                        Symbollon Corporation
                        37 Loring Drive
                        Framingham, Massachusetts 01702
                        Attention:  Paul C. Desjourdy, Executive Vice President
                        Telephone: (508) 620-7676
                        Telecopier: (508) 620-7111

                         With a copy to:

                         Rubin Baum Levin Constant & Friedman
                         30 Rockefeller Plaza
                         New York, New York  10012
                         Attention:  Norman Alpert, Esq.

                         Telephone: (212) 698-7847
                         Telecopier:  (212) 698-7825

If to the Holder, to the address and facsimile transmission number set forth on the first page hereof, or in either case to such other address as the party shall have furnished in accordance with the Paragraph 9(b) hereof.

         10. Supplements and Amendments. The Company may from time to time supplement or amend this Warrant without the approval of the Holder in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision, or to make any other provisions in regard to matters or questions herein or arising hereunder which the Company may deem necessary or desirable and which shall not materially adversely affect the interests of the Holder hereunder. Otherwise this Warrant may be amended or any of its provisions waived only by a written consent or consents executed by the Company and Holders of a majority of the then outstanding unexercised Warrants. Any amendment or waiver shall be binding upon all existing and future Holders.

         11 Lost, Stolen or Mutilated Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and indemnity reasonably satisfactory to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         12 Successors and Assigns. This Warrant shall inure to the benefit of and be binding on the respective successors, permitted assigns and legal representatives of the Holder and the Company.

         13 Severability. If for any reason any provision or term of this Warrant is held to be invalid or unenforceable, all other valid provisions herein shall remain in full force and effect and all terms and provisions of this Warrant shall be deemed to be severable.

         14 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws provisions.

         15 Headings. Section and Paragraph headings used herein are included herein for convenience of reference only and shall not affect the construction of this Warrant nor constitute a part of this Warrant for any other purpose.

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date and year first above written.


                                  SYMBOLLON CORPORATION



                                  By:_____________________________________
                                     Paul C. Desjourdy, Executive Vice President

                                                                      EXHIBIT A

                           NOTICE OF WARRANT EXERCISE


         Pursuant to a Warrant issued by Symbollon Corporation, a Delaware corporation (the "Company"), to the undersigned dated as of August 10, 1999, the undersigned hereby irrevocably elects to exercise its warrant to the extent of purchasing _______________ shares of Class A Common Stock (the "Exercise Shares") of the Company as provided for therein.

         The undersigned hereby represents and agrees that the Exercise Shares purchased pursuant hereto are being purchased for investment and not with a view to the distribution or resale thereof, and that the undersigned understands that said Exercise Shares have not been registered under the Securities Act of 1933, as amended.

         Payment of the full purchase price of the Exercise Shares is enclosed herewith, in the form of a certified or cashiers check made payable to the Company, or has been wired, in the form of immediately available funds, to an account designated by the Company.

         The undersigned requests that a certificate for the Exercise Shares be issued in the name of:


                         ------------------------------
                         ------------------------------
                         ------------------------------

             (Please print name, address and social security number)

and, if said number of shares shall not be all the number of shares of Common Stock purchasable hereunder, that a new Warrant certificate for the balance of the number of shares of Common Stock purchasable under the Warrant be registered in the name of the undersigned and delivered to the address set forth under the undersigned's signature below.

Date:_________________________________

Name of Warrantholder (or
         registered assignee): ________________________
                                            (Please Print)

Address:
        ----------------------------------------
        ----------------------------------------
        ----------------------------------------

Signature:______________________________________


Note: The above signature must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatever unless this Warrant has been assigned on the records of the Company.

                                                                     EXHIBIT B


                                   ASSIGNMENT


(To be signed only upon assignment of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

------------------------------------------------------------------------------

------------------------------------------------------------------------------

          (Name and Address of Assignee Must be Printed or Typewritten)



the   within   Warrant,   hereby   irrevocably   constituting   and   appointing
____________________ Attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.


Dated:  _______, ____      __________________________________
                           Signature of Registered Holder

                                    Notice:  The above signature must correspond
                                             with the name as  written  upon the
                                             face   of   the   within    Warrant
                                             certificate  in  every  particular,
                                             without  alteration or  enlargement
                                             or any change whatever.